UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2026

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue,	New York,	NY	10022
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Securities 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.300% Notes due 2029	CL29	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
3.250% Notes due 2035	CL35	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2026, the Board of Directors (the “Board”) of Colgate-Palmolive Company (“Colgate-Palmolive”) elected Christopher S. Boerner, Ph.D., Board Chair and Chief Executive Officer of Bristol-Myers Squibb Company (“Bristol Myers Squibb”), to the Colgate-Palmolive Board, effective March 15, 2026. Dr. Boerner, 55, has served as Chief Executive Officer of Bristol Myers Squibb, a global biopharmaceutical company, since November 2023 and as Board Chair since April 2024 and will bring extensive global business leadership experience and expertise in the pharmaceutical and healthcare industries, complementary industries, to Colgate-Palmolive’s Board. He previously served as Executive Vice President, Chief Operating Officer of Bristol Myers Squibb in 2023 and as Executive Vice President, Chief Commercialization Officer from 2018 to 2023. Prior to those roles, he served as Head of International Markets and Head of U.S. Commercial Markets after joining Bristol Myers Squibb in 2015. Prior to joining Bristol Myers Squibb, he held leadership roles of increasing responsibility at Seattle Genetics, Inc. from 2010 to 2015 and served in marketing leadership roles at Genentech from 2002 to 2010. Earlier in his career, Dr. Boerner worked for McKinsey & Company serving global pharmaceutical and biotechnology clients. Dr. Boerner will receive compensation as a non-employee director in accordance with Colgate-Palmolive’s director compensation program described in Colgate-Palmolive’s proxy statement filed with the Securities and Exchange Commission on March 26, 2025.

On March 12, 2026, Steven A. Cahillane advised the Board that he will not stand for reelection to the Board at the Annual Meeting of Stockholders to be held on May 8, 2026, in light of the demands associated with his new position as Chief Executive Officer of The Kraft Heinz Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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COLGATE-PALMOLIVE COMPANY

Date: March 12, 2026	By:	/s/ Jennifer M. Daniels
Name: Jennifer M. Daniels
Title: Chief Legal Officer and Secretary

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